Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended June 30, 2008 (the “Report”) of Tailwind Financial Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, John Anderson, Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 15, 2008	/s/ John Anderson
Name: John Anderson
Title: Chief Financial Officer
(principal financial officer)